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soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, fromtime to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
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registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this
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Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MLMT 2005-MKB2                   STRUCTURAL TERM SHEET                 3/11/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

MKB2 RED

          AAA                       AAA                       AAA                 AAA                      AAA

                        215,188,000                50,000,000         228,186,000               40,623,000              332,815,000
                        A1A                        A1                     A2                    A3                       A4
        6               214,978,000                47,222,000         228,186,000               40,623,000              332,815,000
       12               214,722,000                43,727,000         228,186,000               40,623,000              332,815,000
       18               210,845,000                24,584,000         228,186,000               40,623,000              332,815,000
       24               206,070,000                 3,249,000         228,186,000               40,623,000              332,815,000
       30               201,091,000                       -           210,330,000               40,623,000              332,815,000
       36               196,313,000                       -           189,965,000               40,623,000              332,815,000
       42               191,636,000                       -           169,398,000               40,623,000              332,815,000
       48               187,134,000                       -           149,595,000               40,623,000              332,815,000
       54               174,055,000                       -            79,273,000               40,623,000              332,815,000
       60               162,597,000                       -                   -                        -                332,815,000
       66               158,387,000                       -                   -                        -                331,878,000
       72               154,384,000                       -                   -                        -                310,904,000
       78               148,904,000                       -                   -                        -                297,649,000
       84               120,172,000                       -                   -                        -                268,915,000
       90               117,242,000                       -                   -                        -                256,919,000
       96               114,505,000                       -                   -                        -                238,280,000

                                    IO Prepay Penalties:                          5% to XP

          AAA              AAA               AA               AA-                      A

                42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
                    AB               AJ                B                    C                        D
        6       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       12       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       18       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       24       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       30       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       36       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       42       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       48       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       54       42,997,000        61,128,000       32,696,000                9,951,000               21,323,000
       60       13,355,000        61,128,000       32,696,000                9,951,000               21,323,000
       66              -          61,128,000       32,696,000                9,951,000               21,323,000
       72              -          61,128,000       32,696,000                9,951,000               21,323,000
       78              -          61,128,000       32,696,000                9,951,000               19,870,000
       84              -          61,128,000       32,696,000                9,951,000               13,714,000
       90              -          61,128,000       32,696,000                9,951,000                8,188,000
       96              -          61,128,000       32,696,000                9,951,000                2,924,000

          A-                  BBB+                     BBB                       BBB-                     BB+

                 12,795,000               18,480,000                11,373,000               14,216,000               7,107,000
                  E                       F                         G                        H                        J
        6        12,795,000               18,480,000                11,373,000               14,216,000               7,107,000
       12        12,795,000               18,480,000                11,373,000               14,216,000               7,107,000
       18        12,795,000               18,480,000                11,373,000               14,216,000               7,107,000
       24        12,795,000               18,480,000                11,373,000               14,216,000               7,107,000
       30        12,795,000               18,480,000                11,373,000               14,216,000               7,107,000
       36        12,795,000               18,480,000                11,373,000               14,216,000               1,249,000
       42        12,795,000               18,480,000                11,373,000                4,869,000                     -
       48        12,795,000               18,480,000                 6,020,000                      -                       -
       54        12,795,000               14,737,000                       -                        -                       -
       60        12,795,000                6,173,000                       -                        -                       -
       66        11,822,000                      -                         -                        -                       -
       72         4,982,000                      -                         -                        -                       -
       78               -                        -                         -                        -                       -
       84               -                        -                         -                        -                       -
       90               -                        -                         -                        -                       -
       96               -                        -                         -                        -                       -

             BB                     BB-                    Total

                          5,687,000              4,264,000       1,108,829,000
                          K                      L
        6                 5,687,000              4,264,000       1,105,841,000     6
       12                 5,687,000              4,264,000       1,102,090,000    12
       18                 5,687,000              4,264,000       1,079,070,000    18
       24                 5,687,000              4,264,000       1,052,960,000    24
       30                 5,122,000                    -         1,022,047,000    30
       36                       -                      -           985,924,000    36
       42                       -                      -           950,084,000    42
       48                       -                      -           915,557,000    48
       54                       -                      -           822,393,000    54
       60                       -                      -           652,833,000    60
       66                       -                      -           627,185,000    66
       72                       -                      -           595,368,000    72
       78                       -                      -           570,198,000    78
       84                       -                      -           506,576,000    84
       90                       -                      -           486,124,000    90
       96                       -                      -           459,484,000    96